Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[XX ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to
which the transaction applies:

(2)      Aggregate number of securities to which
transactions applies:


(3)      Per unit price or other underlying
value of transaction computed pursuant to Exchange Act Rule 0-11:1


(4)       Proposed maximum aggregate value of
transaction:



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                 SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
                               125 Broad Street
                           New York, New York 10004

                               -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               -----------------

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Salomon Brothers Variable All Cap Value Fund (the "Fund"), will be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on April 5, 2002, at 10:00 a.m., local time, for the following purpose:

      Proposal (1) To approve the repeal of an investment policy and modification of related policies of the Fund currently requiring the Fund to concentrate its investments in securities issued by companies in the utility industry.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Shares of the Fund ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposal. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Fund shares attributable to his or her variable contract.

   Shareholders of record on February 15, 2002 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on February 15, 2002 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the

Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                              By order of Board of Trustees,

                              CHRISTINA T. SYDOR
                              Secretary

February 28, 2002

                               -----------------

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                                            Valid
   Registration                                           Signature
   ------------                                           ---------
   Corporate Accounts
      (1) ABC Corp.............................. ABC Corp.
      (2) ABC Corp.............................. John Doe, Treasurer
      (3) ABC Corp. c/o John Doe, Treasurer..... John Doe
      (4) ABC Corp. Profit Sharing Plan......... John Doe, Trustee
   Trust Accounts
      (1) ABC Trust............................. Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78... Jane B. Doe
   Custodial or Estate Accounts
      (1) John B. Smith, Cust. f/b/o John B.
        Smith, Jr. UGMA......................... John B. Smith
      (2) Estate of John B. Smith............... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                 SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 5, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Salomon Brothers Variable All Cap Value Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Fund, to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on April 5, 2002 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board, on behalf of the Fund, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve one Proposal (as described below).
   Shares of the Fund ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve a proposal to repeal an investment policy and to modify related policies of the Fund currently requiring the Fund to concentrate its investments in securities issued by companies in the utility industry (the "Proposal"). You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract.

   This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on February 15, 2002 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Fund's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted "FOR" the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date will be entitled to notice of and to vote at the Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).


Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Fund for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel will be paid by Smith Barney Fund Management LLC. The Fund's shareholders and underlying contract owners will bear no cost or expenses in connection with the solicitation.

   Contract Owners may vote (1) by phone: call the toll-free number listed on the proxy card and follow the automated instructions. You will need the control number located on your proxy card; (2) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (3) by
Internet: access the website listed on the proxy card. You will need the control number located on the proxy card; and (4) by fax: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card.

   If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of the Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Fund or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

Quorum

   The holders of a majority of the outstanding shares entitled to vote of the Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to the Fund on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

Vote Required to Approve Proposal

   A majority vote of the eligible shareholders of the Fund is required for the proposal to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least: (a) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. Abstentions will have the effect of a "no" vote on the Proposal.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Fund and the denominator of which is the total number of units of the Fund outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an insurance company's ownership interest in the Fund. The value of units is based on the net asset value of the underlying Fund adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions.

   Holders of record of the Shares of the Fund at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting. As of the Record Date, there were 1,400,259.225 outstanding Shares of the Fund.

   Listed below are the name, address and Share ownership of each person known to the Fund to own 5% or more of the Shares of the Fund as of the Record Date. The type of ownership of each person listed below is record ownership.

                                                       Percentage
               Name and Address                        Ownership
               ----------------                        ----------
               IDS Life Variable Account                   97%
               Separate Account AG1-A

               222 AXP Financial Center
               Minneapolis, MN 55474
               Owned 1,358,344.321 shares

   Because all Shares of the Fund are owned of record by variable contracts as of the Record Date, the officers and Trustees of the Trust as a group owned none of the Fund's outstanding Shares.

   The Fund provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:
REPEAL OF AN INVESTMENT POLICY AND MODIFICATION OF RELATED POLICIES OF THE FUND

   The Board is submitting for approval by shareholders of the Fund a proposal to repeal an investment policy requiring that the Fund concentrate at least 25% of its assets in the utility industry.

   Management has recommended to the Trustees, and the Trustees are recommending to shareholders, that this investment policy of the Fund be repealed and that certain related policies be eliminated or revised.

Background

   On December 17, 2001, the shareholders approved the following changes in the
Fund: (1) changing the Fund's name from "Equity Income Portfolio" to "Salomon Brothers Variable All Cap Value Fund"; (2) changing the Fund's investment objective from "current income, with a secondary objective of long term capital appreciation" to "long term capital growth, with current income as a secondary consideration," and (3) approving a new advisory agreement with Salomon Brothers Asset Management Inc. (the "Adviser" or "Management").

Proposal

   The Fund currently has a fundamental investment policy requiring that the Fund concentrate at least 25% of its assets in the utility industry. In addition, the Fund currently has a fundamental and non-fundamental investment restriction referencing the utility industry concentration policy. The Fund has focused on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to the changes in the level of interest rates than to the broad-based stock market. The Fund's broad diversification across all aspects of the utility sector negatively impacted the relative performance of the Fund. Under the current investment objective, Management believes that the concentration policy is no longer appropriate.

   After reviewing the Fund's structure, requirements and restrictions in light of the recent changes in name and objective described above, Management proposed that the Fund's investment policy requiring concentration in the utility industry be repealed. Management believes that the elimination of this policy and any related references to that policy will provide the Adviser more investment flexibility to achieve the Fund's investment objective.

   Management and the Board of Trustees believe that the proposed changes are in the best interest of the Fund and its shareholders. If shareholders of the Fund do not approve the proposal, the investment policy in question will remain unchanged for the Fund.

Required Vote

   As noted above, approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

Certain Tax Implications

   In connection with the implementation of the proposal, the Adviser may sell certain portfolio securities held by the Fund. Some of these securities may have appreciated in value and therefore a sale may generate capital gains, which would be distributed to the Accounts. While such distributions would be taxable to the insurance companies, the Contract Owners will not be taxed on the distributions.

Other Information

   Salomon Brothers Asset Management Inc, located at 388 Greenwich Street, New York, New York, 10013, serves as Investment Adviser to the Fund pursuant to a written agreement dated December 17, 2001.

   Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's principal underwriter pursuant to a written agreement dated June 5, 2000. Smith Barney Fund Management LLC, located at 333 West 34/th Street, New York, New York 10001, serves as the Fund's Administrator pursuant to a written agreement dated April 20, 1994. /

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Fund does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.)

                              By order of the Board of Trustees,

                              CHRISTINA T. SYDOR
                              Secretary

Dated: February 28, 2002

PROXY CARD                GREENWICH STREET SERIES FUND                PROXY CARD
                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
                         PROXY SOLICITED BY THE BOARD OF
                 TRUSTEES SPECIAL MEETING OF SHAREHOLDERS TO BE
                        HELD ON APRIL 5, 2002 AT 10 A.M.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company"), hereby instructs the Participating Insurance Company (i) to vote as indicated herein, all of the shares of beneficial interest of Salomon Brothers Variable All Cap Value Fund (the "Fund"), a series of Greenwich Street Series Fund, held in each separate account attributable to the Policies at the close of business on February 15, 2002 and (ii) to appoint Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Salomon Smith Barney Inc.,125 Broad Street, New York, New York, on April 5, 2002 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                    VOTE VIA THE FACSIMILE:  1-888-796-9932
                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                    ----------------------------------
                    CONTROL NUMBER:  999 9999 9999 999
                    ----------------------------------

                    Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

                    ________________________________________________
                    Signature

                    ________________________________________________
                    Signature of joint owner, if any

                    ________________________________________________
                    Date                                   SGS_12107



        PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

                                                              FOR        AGAINST        ABSTAIN
1. To approve the repeal of an investment policy and
   modification of related policies of the Fund currently     [  ]        [  ]           [  ]
   requiring the Fund to concentrate its investments in
   securities issued by the companies in the utility          [  ]        [  ]           [  ]
   industry.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.



      NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE


                                                                       SGS_12107